









Driving Shareholder Value Through Selective Growth

National Health Investors
NYSE: NHI

NATIONAL HEALTH INVESTORS

Safe Harbor Statement

These slides accompany an oral presentation by National Health Investors, Inc., which contains forward-looking statements that are based on current expectations, estimates, our beliefs and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those expressed in or implied by the forward-looking statements we make are set forth under the caption “Risk Factors” in our Annual Report on Form 10-K, and in our other reports filed with the Securities and Exchange Commission. In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepare in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measure is included in this presentation.

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NHI at a Glance

Property Types



AL / Sr. Living Campus
27.6%
SNF
56.9%
Hospital
7.6%
REIT Dividends
3.6%
Other
4.4%

128 properties

25 states

13,000+ beds

28 partners

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Geographic Diversification



128 Properties

25 States

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Highlights

- » Strong diversified portfolio
- » Focus on need driven senior housing properties
- » Attractive investment opportunities in the marketplace
- » Low leverage balance sheet
- » Growing dividends annually since 2001
- » Increasing cash flow annually from lease escalators

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Strategy

- Focus on senior housing real estate with top-tier operators
- Prioritize direct referrals and growth with existing tenants over brokered deals
- Diversify portfolio with private pay and priority given to AL and newer SNF with high Private and Medicare potential

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Investment Activity

		2013		2009-2012		
Investment Type	Asset Class	Investment	WAIY[1]	Investment	Average	WAIY[1]
RIDEA	AL/ALZ			$ 52,667,000	$ 13,166,750	8.39%
Lease-back	AL/ALZ			120,900,000	30,225,000	8.99%
Lease-back	HOSP			12,500,000	3,125,000	12.00%
Lease-back	SL Campus			37,120,000	9,280,000	8.19%
Lease-back	SNF	$ 63,391,000*	9.18%	191,298,000	47,824,500	9.38%
Development Construction	HOSP			35,370,000	8,842,000	10.00%
Construction Commitment	AL/ALZ			27,000,000	6,750,000	9.00%
Mezzanine / Subordinated Debt	SNF/AL/ALZ			28,050,000	7,012,500	13.20%
Mortgage	AL/ALZ			3,900,000	975,000	9.64%
		$ 63,391,000	9.18%	$ 508,805,000	$ 127,201,250	9.40%

[1]Weighted Average Investment Yield (Cash Yield) at time of investment

*Includes ElderTrust acquisition, which has yet to close

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Revenue By Investment Type



REIT Dividends, 3.6%
Other, 4.4%
Hospitals, 7.6%
Senior Living Campus, 6.2%
Skilled Nursing*, 56.9%
Assisted Living, 21.4%

*Excludes annual adjustment to NHC percentage rent

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Tenant Concentration


Senior Living Management, 3.6%
Santé Partners, 3.3%
White Pine Senior Living, 2.6%
National HealthCare Corp. (NHC)*, 30.0%
Fundamental Long Term Care, 4.8%
Health Services Mgmt, 5.9%
Bickford Senior Living, 7.6%
Emeritus Senior Living (ESC), 3.9%
LTC and Other REIT Dividends, 3.6%
Legend Healthcare, 12.2%
Community Health Systems, Inc. (CYH), 2.9%
Other, 19.7%

*Excludes annual adjustment to NHC percentage rent

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Largest Tenant - NHC

- Strongest Balance Sheet in the Senior-Housing public company operating space
- National HealthCare Corporation ("NHC"), a publicly-held company, founded in 1971

NHC financial highlights based on their most recent SEC filings *(in millions)*			
	2012	2011	2010
EBITDAR	$ 158.0	$ 163.2	$ 143.8
NHI Lease Service	$ 33.1	$ 32.6	$ 31.9
Cash and Marketable Securities	$ 174.0	$ 146.1	$ 113.6

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Portfolio Performance

Trailing 12 month EBITDARM Lease Coverage	ALF	SNF	SLC	HOSP	MOB	TOTAL
Number of Stabilized Lease Properties[1]	26	64	5	2	2	99
Stabilized Lease Portfolio EBITDARM Coverage Ratio	1.37	3.19	1.51	3.81	5.96	2.88

[1] Excludes new construction, RIDEA assets and mortgages





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Portfolio Performance, cont.

Bickford RIDEA Portfolio *(in thousands)*	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012[1]
Properties	10	10	10
Average age (years)	10	9	9
Units	488	488	488
Total Occupancy	87.2%	88.7%	85.4%
Revenues	$ 6,189	$ 6,335	$ 6,097
Operating Expenses[2]	4,056	4,109	4,120
EBITDAR	$ 2,133	$ 2,226	$ 1,977

[1] 3rd Quarter 2012 was utilized in underwriting but occurred prior to the RIDEA transaction

[2] Includes a 5% management fee and excludes corporate allocation of certain pre-RIDEA costs

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NHI Per Share Metrics



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
2008
2009
2010
2011
2012
YTD 2013 Annualized
Interest Expense
G&A Exp
Regular Dividends per Common Share
Normalized FFO
Total Revenue

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Capital Plan

Stagger debt maturities by paying down revolver with term loans, HUD financing and other long term financing options. (currently no debt maturities until 2017)



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Financial Highlights

	In Millions							
	YTD Q1 2013		2012		2011		2010	
Revenues	$	28.1	$	96.9	$	87.2	$	82.6
Operating Expenses		(3.4)		(8.6)		(8.1)		(8.9)
Other Income and Expenses [1]		(3.1)		23.4		17.0		8.5
EBITDA	**$**	**21.6**	**$**	**111.7**	**$**	**96.1**	**$**	**82.2**
Interest Expense[2]		(1.1)		(3.5)		(2.7)		(1.6)
Franchise, excise & other taxes		(0.2)		(0.7)		(0.8)		(0.6)
Depreciation		(4.4)		(16.6)		(11.5)		(10.6)
Income - noncontrolling interest		(0.2)		(0.2)		-		-
Net Income	$	15.7	$	90.7	$	81.1	$	69.4
Normalized FFO per diluted share		$0.85		$3.18		$2.88		$2.76
Regular dividend per share		**$0.695**		**$2.64**		**$2.495**		**$2.36**
Special dividend per share				$0.22		$0.22		
Dividend payout ratio[3]		**81.8%**		**83.0%**		**86.6%**		**85.5%**

[1] Includes discontinued operations, real estate gains, loan and realty losses and recoveries of previous write-downs

[2] Excludes the change in fair value of an interest rate swap agreement in 2011

[3] Regular dividend per share divided by Normalized FFO per diluted share

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NHI EBITDA Reconciliation

	In Millions			
	YTD Q1 2013	2012	2011	2010
Net Income (including investment gains)	$ 15.9	$ 90.9	$ 81.1	$ 69.4
Interest Expense[1]	1.1	3.5	2.7	1.6
Franchise, excise and other taxes	0.2	0.7	0.8	0.6
Depreciation	4.4	16.6	11.5	10.6
EBITDA	**$ 21.6**	**$ 111.7**	**$ 96.1**	**$ 82.2**
Interest Expense	$1.1	$3.5	$2.7	$1.6
Fixed Charge Coverage Ratio	**19.6:1**	**31.9:1**	**35.6:1**	**51.8:1**
Consolidated Debt	$ 203.3	$ 203.3	$ 97.3	$ 37.8
EBITDA[2]	$ 86.4	$ 111.7	$ 96.1	$ 82.8
Consolidated Debt to EBITDA Ratio	**2.4:1**	**1.8:1**	**1.0:1**	**0.5:1**

[1] Excludes the change in fair value of an interest rate swap agreement in 2011

[2] Annualized for YTD Q1 2013

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Normalized FFO Reconciliation

	In Millions			
	YTD Q1 2013	2012	2011	2010
Net Income attributable to common stockholders	$ 15.7	$ 90.7	$ 81.1	$ 69.4
Real Estate Depreciation	3.8	15.0	10.6	9.9
Real estate depreciation in discontinued ops	-	0.4	0.4	0.6
Net gain on sale of real estate	-	(12.0)	(3.3)	(2.0)
Funds from operations ("FFO")	$ 19.6	$ 94.1	$ 88.8	$ 77.9
Collection and recognition of past due rent	-	-	-	(1.5)
Investment and other gains	-	(4.8)	(9.9)	-
Loan and realty losses (recoveries)	4.0	(2.2)	(0.1)	(0.6)
Change in fair value of interest rate swap	-	-	1.2	-
Write-offs and expenses of early lease termination	-	1.3	-	-
Other items	-	0.1	0.2	0.7
Normalized FFO	$ 23.6	$ 88.5	$ 80.2	$ 76.5

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Summary

NHI's goal is to selectively invest in income producing healthcare real estate investments to support rising income to the NHI shareholder through dividend growth.

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